UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2020

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38418	35-2528215
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19805 N. Creek Parkway Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 459-1831

(Former name or former address, if changed since last report.):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	COCP	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Item 1.01 Entry Into a Material Definitive Agreement.

On April 19 2020, Cocrystal Pharma, Inc. (the “Company”) entered into a License Agreement (the “Agreement”) with Kansas State University Research Foundation (the “Foundation”) effective April 1, 2020. The Company has previously entered into a License Agreement with the Foundation as disclosed in Current Report on Form 8-K filed on February 24, 2020 (the “February 2020 Agreement”). The Agreement is in addition to the February 2020 Agreement.

Pursuant to the terms of the Agreement, the Foundation granted the Company an exclusive royalty bearing license to practice under certain patent rights under patent applications covering antivirals against coronaviruses, caliciviruses, and picornaviruses, and related know-how, including to make and sell therapeutic, diagnostic and prophylactic products.

The Company agreed to pay the Foundation a one-time non-refundable license initiation fee of $110,000 and annual license maintenance fees. The Company also agreed to make certain future milestone payments, dependent upon the progress of clinical trials, regulatory approvals, and initiation of commercial sales in the United States and certain countries outside the United States.

The Agreement will remain in effect until the expiration of the patent rights covered by the Agreement, unless earlier terminated pursuant to customary terms.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to the Company’s future periodic report.

Item 7.01 Regulation FD.

On April 22, 2020, the Company issued a press release announcing the Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Furthermore, Exhibit 99.1 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Cocrystal Pharma, Inc. on April 22, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cocrystal Pharma, Inc.

Date: April 22, 2020	By:	/s/ James Martin
	Name:	James Martin
	Title:	Chief Financial Officer